The Potential of Nuclear/Hydrogen Technology

Entergy 2002 Analyst Meeting

Dan Keuter

Vice President, Nuclear Development

June 14, 2002

Entergy

What Is the Future?

What if I Told You There Is a Solution To:

- Safe, Clean and Economical Electricity Supply
- Air Pollution and Global Warming
- Over-dependence on Foreign Energy Sources
- Eliminating Stockpiles of Nuclear Weapons Materials
- Disposal of High-level Radioactive Waste
- Preserving Oil and Gas Resources for Future Generations


H2

The Solution Is a New Advanced Nuclear Plant:



- Super Safe / Meltdown Proof / Terrorist Hardened
- 50% More Efficient in Making Electricity
- Can Burn Weapons-grade Plutonium and Highly Enriched Uranium
- Economical Production of Hydrogen from Water
- Eliminates Long-Lived Radioactive Waste

The Freedom Reactor©

Helium-cooled Reactor

- Inert / Non-Corrosive Gas
- Non Radioactive
- High Heat Capacity


Reactor equipment maintenance and repair building
Positioner
Refueling machine
Reactor auxiliary building
Crane central room
Electrical-technical building
Power-conversion system
Reactor cavity cooling system
Reactor
Reactor containment building

Reactor Core

- High Temperature Capability > 1600 °C
- Stable Graphite Core / Moderator
- Low Power Density
- Superior Radionuclide Retention
- High Proliferation Resistance

Modular Construction

- 288 MWe / Unit - 4 Units / Site
- Simple Design & Factory Built
- Below Grade Silo & Terrorist Hardened

Low Cost

- Construction Time < 3 years
- Capital Cost ~ $1000/kW (nth-of-a-kind)
- O&M + Fuel Costs < $15 / MWHr)
- Low Staffing Levels / Decommissioning Costs

Proven Demonstrated Technologies

- 40 Years - Gas Reactor Experience
- Core / Fuel Design - Fort St. Vrain
- State-of-the-Art Large Turbine Design
- New Compact Heat Exchangers
- Modern Gas Turbine Technology- Brayton Cycle vs. Steam Cycle - Efficiency 50%

A Super-Safe Design

Ceramic Fuel Particles
- Meltdown Proof
- Stable Graphite Core / Moderator
- Superior Radionuclide Retention
- Passive & Conductive Cooling

No Offsite Emergency Response

Low Security Risk
- Below-Grade Construction Arrangement
- Silo
- No Power Required

No Active Safety Systems
- No Emergency Core Cooling
- No Emergency Diesels

Proliferation Resistant
- Ceramic Fuel Makes Retrieval Difficult
- Low Fissile Fuel Volume Fraction
- High Fuel Burn-up / Pu Degradation


Pyrolytic Carbon
Silicon Carbide
Porous Carbon Buffer
Uranium Oxycarbide
Coated fuel particles (right) are formed into fuel rods or compacts and inserted into graphite fuel elements (below).
PARTICLES
COMPACTS
FUEL ELEMENTS

Meltdown Protection

Decay Heat Removal Paths

A. Normal - Using Power Conversion System


Cooling
Tower

B. Active Shutdown Cooling System


Relief
Valve
Air Blast
Heat
Exchanger
Surge
Tank
Shutdown Cooling System
Heat Exchanger and
Circulator

C. Passive Reactor Cavity Cooling System


Natural Draft, Air-
Cooled Passive
System
Reactor Cavity
Cooling System
Panels

D. Passive Radiation & Conductive Cooling



Hydrogen ⇒ Fuel of the 21st Century

Industrial Demand - Most Rapidly Growing Area

- Industry Currently Uses ~ 50 GW for H_2
- Refinery Demand is Expected to Grow 400% by 2010
- H_2 Demand Could Approach Electricity Demand

Near-Term Horizon

- Increase in Demand → 50 - 1000 MW Nuclear Units

H_2 added to gasoline will reduce pollution and boost gas mileage


Gasoline
Gasoline + Hydrogen

Adding just 5% hydrogen to gasoline can increase gas mileage AND lower emissions by 30-40%

Source: DOE

H_2 Production by Thermo-Chemical Water Splitting



Water
Oxygen
Hydrogen
Reactor Heat Source
Heat
Water-Splitting Cycle

- Utilize Advanced Gas Reactors
  - Operating Temperature - 850°C
- Advantages
  - All Fluid Continuous Process; Chemicals All Recycled; No Effluents
  - Chemistry Reactions All Demonstrated
  - Highest Efficiency Quoted for Any Water Splitting Process 52%
  - Improvements Have Been Identified for Still Higher Efficiency, Lower Cost
- Challenges
  - Must Be Demonstrated As an Integrated Closed Loop Cycle
  - Process Cost and Economics Must Be Verified
- Materials Have All Been Identified

National Benefits

- Energy Diversity
- Hydrogen Production: Emissions-Free Low Cost
- Reduced Dependency on Foreign Oil, Gas
- No Air Pollution - NOx, SOx, CO_2
- Economic Development and Improved Balance of Trade
- Disposal of Weapons-Grade Plutonium / HEU
- Reduction in High-Level Wastes

Summary - Nuclear/Hydrogen Technology

- If the potential of Freedom Reactor© technology is realized, it will dramatically improve U.S. ability to meet economic and environmental needs

- It could also dramatically reshape the energy industry - but any U.S. application is at least 5-10 years away

- Entergy will work with the Department of Energy, General Atomics, and equipment suppliers to develop the technology